Exhibit 99.1

MOR-1	UNITED STATES BANKRUPTCY COURT

CASE NAME:	In re Valence Technology, Inc.	PETITION DATE:	7/12/2012
CASE NUMBER:	12-11580	DISTRICT OF TEXAS:	Western District
PROPOSED PLAN DATE:		DIVISION:

MONTHLY OPERATING REPORT SUMMARY FOR MONTH
MONTH	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
REVENUES (MOR-6)	1,316,272.06	3,134,148.00	3,968,190.16	2,227,053.10	2,320,495.73	4,150,087.12
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	87,284.86	(380,729.74)	(181,026.71)	(497,600.02)	(697,907.84)	(221,183.81)
NET INCOME (LOSS) (MOR-6)	75,905.59	(391,926.48)	(192,018.70)	(516,270.95)	(727,704.11)	(239,937.02)
PAYMENTS TO INSIDERS (MOR-9)	53,600.03	97,225.58	84,425.83	84,959.95	192,118.39	93,415.04
PAYMENTS TO PROFESSIONALS (MOR-9)	45,000.00	40,795.00	246,429.39	58,616.42	187,551.30	378,072.64
TOTAL DISBURSEMENTS (MOR-7)	$1,301,597.76	$5,137,790.77	$4,513,176.38	$5,480,489.14	$7,037,864.37	$6,638,116.29

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
		Are all accounts receivable being collected within terms?	Yes (No)
REQUIRED INSURANCE MAINTAINEDAS OF SIGNATURE	EXP.	Are all post-petition liabilities, including taxes, being paid within terms?	(Yes) No
DATE	DATE	Have any pre-petition liabilities been paid?	Yes (No)
CASUALTY YES (X ) NO ( )	September 30, 2013	If so, describe
LIABILITY YES (X ) NO ( )	September 30, 2013	Are all funds received being deposited into DIP bank accounts?	(Yes) No
VEHICLE YES (X ) NO ( )	September 30, 2013	Were any assets disposed of outside the normal course of business?	Yes (No)
WORKER'S YES (X ) NO ( )	September 30, 2013	If so, describe
OTHER YES (X ) NO ( )	September 30, 2013	Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
		What is the status of your Plan of Reorganization?	In process; formulating the plan of reorganization.

ATTORNEY NAME:	Sabrina Streusand	I certify under penalty of perjury that the following complete
FIRM NAME:	Streusand, Landon & Ozburn LLP	Monthly Operating Report (MOR), consisting of MOR-1 through
ADDRESS:	811 Barton Springs Road	MOR-9 plus attachments, is true and correct.
Suite 811
CITY, STATE, ZIP:	Austin, TX 78704	SIGNED X /S/ Donald E. Gottschalk TITLE: Acting Chief Financial Officer
TELEPHONE/FAX:	512-236-9900	(ORIGINAL SIGNATURE)
		Donald E. Gottschalk	May 20,2013
MOR-1		(PRINT NAME OF SIGNATORY) DATE

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

COMPARATIVE BALANCE SHEETS
ASSETS	FILING DATE*	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	7/12/2012	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013
CURRENT ASSETS
Cash	722,092.00	1,623,815.79	830,972.01	617,097.14	985,993.98	815,642.86	204,302.46	890,705.99	586,844.04	946,231.81	1,019,485.56
Accounts Receivable, Net	10,111,771.00	9,121,999.44	9,437,761.48	9,759,880.73	9,894,927.46	8,264,898.71	9,345,911.25	8,743,492.34	9,029,592.05	8,406,006.76	7,988,432.70
Inventory: Lower of Cost or Market	6,887,264.00	8,325,057.66	8,047,808.68	6,836,157.63	6,257,683.38	7,093,935.19	6,583,156.07	6,988,531.96	6,122,701.74	7,228,067.72	7,019,437.22
Prepaid Expenses	105,063.00	343,780.00	223,129.10	189,004.37	561,467.77	550,241.95	543,466.08	484,542.55	408,920.86	423,020.76	364,642.88
Investments
Cure Payments**				40,000.00	140,000.00	384,730.84	484,730.84	584,730.84	684,730.84	834,730.84
Other***	28,079.00	28,078.58	28,078.58	306,499.65	270,000.00			464,400.00	240,300.00
TOTAL CURRENT ASSETS	17,854,269.00	19,442,731.47	18,567,749.85	17,748,639.52	18,110,072.59	17,109,449.55	17,161,566.70	18,156,403.68	17,073,089.53	17,838,057.89	16,391,998.36
PROPERTY, PLANT & EQUIP. @ COST	2,228,373.00	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,160,400.95	2,160,400.95
Less Accumulated Depreciation	(1,997,313.00)	(2,009,339.96)	(2,019,310.26)	(2,027,902.74)	(2,036,458.18)	(2,044,917.76)	(2,053,377.33)	(2,059,615.01)	(2,065,852.71)	(2,004,118.11)	(2,010,355.72)
NET BOOK VALUE OF PP & E	231,060.00	219,033.49	209,063.19	200,470.71	191,915.27	183,455.69	174,996.12	168,758.44	162,520.74	156,282.84	150,045.23
OTHER ASSETS
1. Tax Deposits	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00
2. Investments in Subsidiaries	6,532,959.00	7,012,289.94	6,587,703.61	7,464,349.89	8,888,550.66	7,407,992.94	6,775,177.81	7,958,459.42	7,817,688.61	6,753,199.00	6,500,493.36
3. Electric/Utility Deposit		37,176.70	42,536.81	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16
4. Security deposits & Other Personal Property Not Already Listed	96,880.00	95,564.71	95,564.71	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42
TOTAL ASSETS	$24,858,325.00	$26,949,953.31	$25,645,775.17	$25,749,625.70	$27,526,704.10	$25,037,063.76	$24,447,906.21	$26,619,787.12	$25,389,464.46	$25,083,705.31	$23,378,702.53

*	Per Schedules and Statement of Affairs
**	See Exhibit C: Court-approved weekly cure payments totaling $95,802.25 to Kuehne + Nagel Logistics, NV and $88,928.59 Kuehne + Nagel, Inc. and Court-approved monthly cure payments totaling $800,000 to Tianjin Lishen Battery
***	Payment in advance of delivery to Lishen for purchase of inventory

MOR-2	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

COMPARATIVE BALANCE SHEETS
LIABILITIES & OWNER'S	FILING DATE*	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
EQUITY	7/12/2012	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)		3,256,488.40	3,093,183.93	639,974.02	3,188,797.64	1,724,125.33	1,490,812.69	4,654,564.69	3,724,497.86	3,647,458.07	3,464,532.55
PRE-PETITION LIABILITIES
Notes Payable - Secured	69,101,830.00	69,101,830.00	69,101,830.00	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80
Priority Debt*	10,833.00	10,833.00	10,833.00
Federal Income Tax
FICA/Withholding
Unsecured Debt	9,204,733.61	9,204,733.61	9,204,733.61	9,225,833.26	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96
Warranty Reserve**						1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97
Dividends Payable**						1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14
Other***				2,923,030.75	2,923,030.75	635,171.01	635,171.01	635,171.01	635,171.01	635,171.01	635,171.01
TOTAL PRE-PETITION LIABILITIES	78,317,396.61	78,317,396.61	78,317,396.61	81,250,693.81	81,251,057.51	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88
TOTAL LIABILITIES	78,317,396.61	81,573,885.01	81,410,580.54	81,890,667.83	84,439,855.15	82,980,844.21	82,747,531.57	85,911,283.57	84,981,216.74	84,904,176.95	84,721,251.43
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72
COMMON STOCK	171,779.77	171,792.59	171,792.59	171,792.59	171,792.59	171,792.59	171,792.59	171,792.59	171,792.59	171,801.14	171,801.14
ADDITIONAL PAID-IN CAPITAL	549,886,180.17	549,922,620.70	549,991,928.45	550,028,573.30	550,055,604.04	550,081,572.09	550,107,999.60	550,138,821.24	550,166,559.78	550,193,500.42	550,220,449.61
RETAINED EARNINGS: Filing Date	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)
RETAINED EARNINGS: Post Filing Date****		75,905.59	(316,020.89)	(508,039.59)	(1,024,310.54)	(1,752,014.65)	(1,991,951.67)	(2,476,156.74)	(2,611,823.89)	(1,535,565.44)	(2,104,917.00)
RETAINED EARNINGS: Adjustment for intercompany receivables, payables & investment in foreign subsidiary elimination		(1,277,219.03)	(2,095,473.98)	(2,316,336.88)	(2,599,205.59)	(2,928,098.93)	(3,070,434.33)	(3,608,921.98)	(3,801,249.21)	(5,133,176.21)	(5,128,120.26)
TOTAL OWNER'S EQUITY (NET WORTH)	(53,459,071.61)	(54,623,931.70)	(55,764,805.38)	(56,141,042.13)	(56,913,151.05)	(57,943,780.45)	(58,299,625.36)	(59,291,496.44)	(59,591,752.28)	(59,820,471.64)	(60,357,818.06)
Total LIABILITIES & OWNERS EQUITY	$24,858,325.00	$26,949,953.31	$25,645,775.16	$25,749,625.70	$27,526,704.10	$25,037,063.76	$24,447,906.21	$26,619,787.13	$25,389,464.46	$25,083,705.31	$24,363,433.37

*	Per Schedules and Statement of Affairs
**	Warranty Reserve and Dividends Payable included in "Other" in previous months
***	Pre-petition general ledger accrued expenses
****	Retained Earnings and Retained Earnings Adjustment for Intercompany for December were corrected in January

MOR-3	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013
TRADE ACCOUNTS PAYABLE	107,476.70	70,198.59	107,579.38	300,514.04	174,154.00	339,694.80	59,246.75	109,926.00	219,770.01	180,953.62
TAX PAYABLE
Federal Payroll Taxes	28,458.65	39,681.67	45,224.65	44,977.67	19,659.09	23,744.82	45,751.82	39,530.04	41,124.62	63,465.17
State Payroll Taxes	1,682.04	2,275.13	2,568.07	2,556.27	1,227.28	1,444.72	2,605.38	2,280.33	2,366.66	3,542.48
Ad Valorem Taxes	146.74	146.74				313.85	313.85		961.17	961.17
Other Taxes	1,543.19	701.16	684.04	2,175.05	684.04	1,947.94	605.04	605.04	1,790.64	245.81
TOTAL TAXES PAYABLE	31,830.62	42,804.70	48,476.76	49,708.99	21,570.41	27,451.33	49,276.09	42,415.41	46,243.09	68,214.63
Debtor-in-Possession Financing	N/A	N/A		2,532,996.57	970,365.36	734,449.36	3,999,525.77	3,110,491.79	2,863,224.00	2,732,500.30
ACCRUED INTEREST PAYABLE	N/A	N/A	1,701.90	7,755.44	21,230.37	10,205.54	28,106.86	30,404.14	35,399.65	29,710.52
ACCRUED PROFESSIONAL FEES*	172,759.99	122,497.50	10,354.50	111,347.29	350,616.74	157,858.87	307,763.05	190,837.90	141,674.71	128,651.15
OTHER ACCRUED LIABILITIES
1. See attached Exhibit A	2,944,421.09	2,857,683.14	471,861.48	186,475.31	186,188.45	221,152.79	210,646.17	240,422.62	341,146.61	324,502.33
2.
3.
TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,256,488.40	$3,093,183.93	$639,974.02	$3,188,797.64	$1,724,125.33	$1,490,812.69	$4,654,564.69	$3,724,497.86	$3,647,458.07	$3,464,532.55

*	Amount restricted to court-approved professionals

MOR-4	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

AGING OF POST-PETITION LIABILITIES
MONTH  April 30, 2013

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	3,411,867.24	128,288.31	63,465.17	3,542.48	1,206.98	3,215,364.30
31-60	50,250.50	50,250.50
61-90
91+	2,414.81	2,414.81
TOTAL	$3,464,532.55	$180,953.62	$63,465.17	$3,542.48	$1,206.98	$3,215,364.30

AGING OF ACCOUNTS RECEIVABLE
MONTH	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013
0-30 DAYS	1,178,943.84	3,033,959.88	3,963,069.92	2,182,852.01	2,082,261.80	3,841,379.48	2,271,931.52	3,821,320.21	3,395,363.48	2,479,812.41
31-60 DAYS	4,033,882.35	975,630.13	1,819,159.45	3,691,032.60	2,241,548.72	1,688,649.02	3,686,824.12	1,942,423.14	3,109,263.42	2,887,135.10
61-90 DAYS	11,189.95	1,745,351.79		345,975.35	736,391.84	914,021.63	456,916.44	1,970,350.69	723,829.76	1,170,947.93
91+ DAYS	3,897,983.30	3,682,819.68	3,977,651.36	3,675,067.50	3,204,696.35	2,901,861.12	2,327,820.26	1,295,498.01	1,177,550.11	1,450,537.26
TOTAL	$9,121,999.44	$9,437,761.48	$9,759,880.73	$9,894,927.46	$8,264,898.71	$9,345,911.25	$8,743,492.34	$9,029,592.05	$8,406,006.77	$7,988,432.70

MOR-5	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

STATEMENT OF INCOME (LOSS)
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013	DATE
REVENUES (MOR-1)	1,316,272.06	3,134,148.00	3,968,190.16	2,227,053.10	2,320,495.73	4,150,087.12	2,349,384.83	4,137,571.91	3,434,995.06	2,746,593.54	29,784,791.51
TOTAL COST OF REVENUES	796,930.61	2,465,606.87	3,083,624.26	1,927,556.07	2,077,770.41	3,505,303.05	1,841,748.02	3,485,867.93	3,092,773.89	2,401,701.38	24,678,882.49
GROSS PROFIT	519,341.45	668,541.13	884,565.90	299,497.03	242,725.32	644,784.07	507,636.81	651,703.98	342,221.17	344,892.16	5,105,909.02
OPERATING EXPENSES:
Selling & Marketing	70,901.36	164,235.20	98,979.44	75,719.14	106,720.98	60,133.83	114,912.43	114,496.33	49,520.46	120,170.83	975,790.00
General & Administrative	236,481.17	637,456.99	503,881.76	514,486.74	349,646.29	279,395.81	447,919.69	247,359.04	323,296.61	304,702.91	3,844,627.01
Insiders Compensation	53,600.03	97,225.58	84,425.83	84,959.95	192,118.39	93,415.04	96,139.41	103,731.67	93,296.41	89,939.89	988,852.19
Professional Fees	45,000.00	40,795.00	246,429.39	58,616.42	187,551.30	378,072.64	180,483.24	203,202.76	74,830.89	157,387.40	1,572,369.04
Research & Development	26,074.03	109,558.10	131,876.19	63,314.80	104,596.20	54,950.56	115,314.86	83,272.45	72,687.23	150,497.61	912,142.03
Other
TOTAL OPERATING EXPENSES	432,056.59	1,049,270.87	1,065,592.61	797,097.05	940,633.16	865,967.88	954,769.63	752,062.25	613,631.60	822,698.64	8,293,780.28
INCOME BEFORE INT, DEPR/TAX (MOR-1)	87,284.86	(380,729.74)	(181,026.71)	(497,600.02)	(697,907.84)	(221,183.81)	(447,132.82)	(100,358.27)	(271,410.43)	(477,806.48)	(3,187,871.26)
INTEREST EXPENSE REVERSAL			(4,286.00)								(4,286.00)
DEPRECIATION	6,359.24	9,970.30	8,592.48	8,555.44	8,459.58	8,459.57	6,237.68	6,237.70	6,237.90	6,237.61	75,347.50
OTHER (INCOME) EXPENSE*	(204.04)	(31.10)	(10.67)	7,745.13	21,219.71	9,304.38	28,096.22	30,393.50	34,860.89	3,770.94	135,144.96
OTHER ITEMS**	5,224.06	1,257.54	6,696.18	2,370.36	116.98	989.26	2,738.35	(1,322.32)	(1,388,767.67)	5,630.94	(1,365,066.32)
TOTAL INT, DEPR & OTHER ITEMS	11,379.27	11,196.74	10,991.99	18,670.93	29,796.27	18,753.21	37,072.25	35,308.88	(1,347,668.88)	15,639.49	(1,158,859.85)
NET INCOME BEFORE TAXES	75,905.59	(391,926.48)	(192,018.70)	(516,270.95)	(727,704.11)	(239,937.02)	(484,205.07)	(135,667.15)	1,076,258.45	(493,445.97)	(2,029,011.41)
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)	$75,905.59	$(391,926.48)	$(192,018.70)	$(516,270.95)	$(727,704.11)	$(239,937.02)	$(484,205.07)	$(135,667.15)	$1,076,258.45	$(493,445.97)	$(2,029,011.41)

Accrual Accounting Required, Otherwise Footnote with Explanation.
**	Includes interest, proceeds from sale of Prudential Shares, and DIP Loan Associated Fees
***	Includes realized and unrealized gains and losses on foreign currency transactions. Amount for March 2013 also includes a fiscal year-end reversal of expenses recorded by debtor since April 1, 2012, which expenses have been re-allocated to the debtor's subsidiaries pursuant to a cost-sharing agreement between the debtor and its subsidiaries.

MOR-6	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

CASH RECEIPTS AND
DISBURSEMENTS
	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	FILING TO
	07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013	DATE
1. CASH-BEGINNING OF MONTH	$722,091.73	$1,623,815.79	$830,972.01	$617,097.14	$985,993.98	$815,642.86	$204,302.46	$890,705.99	$586,844.04	$946,231.81	$722,091.73
RECEIPTS:
2. CASH SALES	39,815.65	118,975.84	23,175.26	14,377.09	15,360.04	8,175.53	49,272.46	27,579.18	24,434.26	47,468.84	368,634.15
3. COLLECTION OF ACCOUNTS RECEIVABLE	2,163,506.17	2,718,765.49	3,647,415.37	2,082,817.80	4,059,800.11	3,117,033.68	2,968,295.17	3,799,149.94	4,135,183.72	3,143,726.03	31,835,693.48
4. LOANS & ADVANCES ***			600,000.00	3,600,000.00	2,500,000.00	2,900,000.00	6,300,000.00	3,000,000.00	3,300,000.00	3,700,000.00	25,900,000.00
5. SALE OF ASSETS
6. OTHER (attach list) - See Attached Exhibit B		1,507,205.66	28,710.88	152,191.09	550,198.21	1,566.68	25.30	5,949.38	75.11	36,122.90	2,282,045.21
TOTAL RECEIPTS**	2,203,321.82	4,344,946.99	4,299,301.51	5,849,385.98	7,125,358.36	6,026,775.89	9,317,592.93	6,832,678.50	7,459,693.09	6,927,317.77	60,386,372.84
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
7. NET PAYROLL	128,863.59	278,656.12	261,685.45	360,776.76	313,842.70	244,985.63	227,891.76	215,658.60	211,808.61	203,592.74	2,447,761.96
8. PAYROLL TAXES PAID	44,629.25	89,926.43	92,187.34	85,353.48	145,783.03	79,083.09	111,349.71	96,195.76	91,604.38	87,391.07	923,503.54
9. SALES, USE & OTHER TAXES PAID		7,017.49	17.07	655.42	6,261.93		53,885.39	4.28		4,935.91	72,777.49
10. SECURED/RENTAL/LEASES	35,427.06	35,427.06	35,427.06	33,983.00	35,427.06	36,368.56	36,397.14	36,397.14	36,397.14	36,397.14	357,648.36
11. UTILITIES & TELEPHONE	28,612.95	22,670.79	22,097.51	26,753.99	18,351.58	10,784.06	25,252.41	8,958.21	15,359.88	18,701.54	197,542.92
12. INSURANCE	55,288.02	56,918.68	55,592.95	401,621.87	49,129.60	48,811.93	91,919.84	38,557.70	81,447.02	43,309.22	922,596.83
13. INVENTORY PURCHASES	322,744.40	1,188,050.64	1,080,000.00	1,620,000.00	810,000.00	1,890,000.00	2,322,784.30	737,100.00	1,620,550.00	720,900.00	12,312,129.34
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT		24,686.76	2,415.85	10,683.34	10,805.06	18,300.30	11,382.86	22,103.88	20,884.54	3,740.37	125,002.96
16. REPAIRS, MAINTENANCE & SUPPLIES	5,342.36	19,401.72	7,218.17	48,407.84	115,335.46	32,015.50	14,316.24	6,809.92	17,300.47	11,654.35	277,802.03
17. ADMINISTRATIVE & SELLING	74,240.35	142,771.07	117,683.95	180,450.97	134,027.15	93,707.71	277,638.14	202,004.31	147,716.87	157,486.54	1,527,727.06
18. OTHER (attach list) - See Attached Exhibit C	557,316.78	3,122,657.01	2,467,025.59	2,528,570.17	5,398,900.80	3,780,689.39	5,243,091.65	5,537,339.77	4,739,129.57	5,302,253.77	38,676,974.50
TOTAL DISBURSEMENTS FROM OPERATIONS	1,252,464.76	4,988,183.77	4,141,350.94	5,297,256.84	7,037,864.37	6,234,746.17	8,415,909.44	6,901,129.57	6,982,198.48	6,590,362.65	57,841,466.99
19. PROFESSIONAL FEES	49,133.00	89,607.00	246,429.39	58,616.42	187,551.30	378,072.64	180,483.24	203,202.76	74,830.89	157,387.40	1,625,314.04
20. U.S. TRUSTEE FEES				13,000.00			20,000.00			20,000.00	53,000.00
21. OTHER REORGANIZATION EXPENSES (attach list) *Exhibit D		60,000.00	125,396.05	111,615.88	70,293.81	25,297.48	14,796.72	32,208.12	43,275.95	86,313.97	569,197.98
TOTAL DISBURSEMENTS**	1,301,597.76	5,137,790.77	4,513,176.38	5,480,489.14	7,295,709.48	6,638,116.29	8,631,189.40	7,136,540.45	7,100,305.32	6,854,064.02	60,088,979.01
22. NET CASH FLOW	901,724.06	(792,843.78)	(213,874.87)	368,896.84	(170,351.12)	(611,340.40)	686,403.53	(303,861.95)	359,387.77	73,253.75	297,393.83
23. CASH - END OF MONTH (MOR-2)	$1,623,815.79	$830,972.01	$617,097.14	$985,993.98	$815,642.86	$204,302.46	$890,705.99	$586,844.04	$946,231.81	$1,019,485.56	$1,019,485.56

*	Applies to Individual debtors only
**	Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
***	Total Advances from GemCap

MOR-7	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

CASH ACCOUNT RECONCILIATION
MONTH OF  April, 2013

BANK NAME
ACCOUNT NUMBER	#0351049270	#3300298835	#
ACCOUNT TYPE	OPERATING	PAYROLL**	TAX	OTHER FUNDS***	TOTAL
BANK BALANCE	1,096,076.29	1,552.56		40,005.02	1,137,633.87
DEPOSITS IN TRANSIT
OUTSTANDING CHECKS	118,148.31				118,148.31
ADJUSTED BANK BALANCE	$977,927.98	$1,552.56		$40,005.02	$1,019,485.56
BEGINNING CASH - PER BOOKS	881,528.33	3,050.38		61,653.10	946,231.81
RECEIPTS*	6,879,216.06			48,101.71	6,927,317.77
TRANSFERS BETWEEN ACCOUNTS ****	(50,000.00)			50,000.00
WITHDRAWAL OR CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS*	6,732,816.41	1,497.82		119,749.79	6,854,064.02
ENDING CASH - PER BOOKS	$977,927.98	$1,552.56		$40,005.02	$1,019,485.56

*	Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7
**	Employee Funded Health Savings Account
***	Petty Cash, Credit Card Holding Accounts, Investment Account Silicon Valley Bank Securities, Fortis Bank VAT Refund Account, SVB Creditors Committee Deposit, and Foreign Bank Monthly Foreign Exchange
****	Transfer to Creditors Committee Deposit account $50,000

MOR-8	Revised 07/01/98

CASE NAME:	In re Valence Technology, Inc.
CASE NUMBER:	12-11580

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)  (Attach additional pages as necessary).
		MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME/COMP TYPE		07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013
1.	Adleman, Randall - Wages	10,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68
2.	Gottschalk, Donald - Wages	8,266.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67
3.	Kanode, Robert - Wages	13,333.33	20,833.33	20,833.33	20,833.33	128,422.91
4.	Lim, Khoon Cheng - Wages	10,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68
5.	Williams, Roger A. - Wages	10,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68
6.	Fisher, T. Joseph-Wages*						24,690.39	24,690.39	24,690.39	24,690.39	24,690.39
7.	Adleman, Randall - Contracted Bonus		8,122.10
8.	Adleman, Randall - Expense Reimbursement		2,199.25	387.41	374.22	277.41	256.67	633.75	70.49	444.72
9.	Gottschalk, Donald - Expense Reimbursement		1,670.83	207.22	401.97		389.90		0.00	842.50	700.00
10.	Kanode, Robert - Expense Reimbursement		68.00	81.16
11.	Williams, Roger A. - Expense Reimbursement		1,415.36		433.72	501.36	410.00	3,448.95	2,791.32	846.92
12.	T Joseph Fisher-Expense Reimbursement						4,751.37	4,449.61	13,262.76	3,555.17	1,632.79
TOTAL INSIDERS (MOR-1)		$53,600.03	$97,225.58	$84,425.83	$84,959.95	$192,118.39	$93,415.04	$96,139.41	$93,296.41	$93,296.41	$89,939.89

		MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS		07/13/2012 -07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013
1.	Bridgepoint Consulting LLC		40,000.00	37,873.58
2.	PMB Helin Donovan, LLP	45,000.00
3.	Lung Tin Int'l Patent & Trademark			5,098.30	9,364.53	2,610.10		2,623.70	412.90	5,400.40	1,978.80
4.	McFadden, Fincham		795.00		4,574.70	4,637.00	2,963.80	2,295.90		2,705.94	4,325.20
5.	Streusand, Landon & Ozburn LLP			184,590.86		134,526.80	169,653.30	122,122.78	34,639.76		49,464.55
6.	Virtual CFO			16,432.93
7.	VMW Accountants			2,433.72	940.36	738.42	1,993.12	393.54	508.97	1,370.38	1,203.58
8.	KIM & CHANG				1,587.24	11,543.99		4,540.48	6,027.59
9.	KRAUS & WEISERT				10,232.85			1,344.39	18,876.58	1,704.20	1,074.20
10.	MIURA & ASSOCIATES				5,691.74		11,060.70	10,673.80		1,905.97
11.	WELLS, ST. JOHN PS				1,225.00	275.00	850.00	2,500.00		1,175.00
12.	Wilson Sonsini Goodrich & Rosati				25,000.00	25,000.00	20,776.90		30,906.55	25,000.00	25,000.00
13.	Pope, Shamsie & Dooley, LLP					7,524.00		1,353.75	10,652.25	10,569.00	1,449.00
14.	DIMOCK STRATTON LLP					695.99		1,171.88	10,230.73	25,000.00
15.	BRINKMAN PORTILLO, PC						170,774.82	31,463.02	90,947.43		69,692.07
16.	Spruson & Ferguson										3,200.00
TOTAL PROFESSIONALS (MOR-1)		$45,000.00	$40,795.00	$246,429.39	$58,616.42	$187,551.30	$378,072.64	$180,483.24	$203,202.76	$74,830.89	$157,387.40

*	Includes $1357.05 per month reimbursement for self paid health insurance

MOR-9	Revised 07/01/98

EXHIBIT A - Other Accrued Expenses as of April 30,2013
CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	Post Petition Liability

AT&T P.O.Box 5091 Carol Stream, IL 60197 Account # 6289934 &999816216	Telecommunications	32,740.64
Commercial Protective Services, Inc. 436 W. Walnut Street Gardena, CA 90248 Account # N/A	Security Services	3,269.15
Directors'fee Technology Blvd #950 Austin, TX 78727 Account # N/A	BOD	4,000.00
GemCap Lending I, LLC 24955 Pacific Coast Highway 3 A202 Malibu, CA 90265 Account # NA	DIP Financing - Accrued fees	3,642.18
JOHN R. AMES, CTA DALLAS COUNTY TAX OFFICE P.O. BOX 139066 DALLAS, TX 75313 Account # 99100503135000000	Property tax	3,303.53
MARY MCGUFFEY CITY OF COPPELL P.O. BOX 9478 COPPELL, TX 75019 Account #99100503135000000	Property tax	10,725.69
METAL CONVERSION TECH. LLC 1 E.PORTER STREET CARTERSVILLE, GA 30120 Account # NA	Disposal of hazardous material	12,300.00
MICHELE W. SHAFE CLARK COUNTY ASSESSOR 12500 S. GRAND CENTRAL PARKWAY, 2ND FLOOR LAS VEGAS, NV 89155 Account # 03177499	Property tax	793.44
Office of the US Trustee 903 San Jacinto Blvd #230 Austin , TX 78701 Case # 12-11580	Bankruptcy administration	6,666.66
ROUND ROCK TAX OFFICE TAX ASSESSOR COLLECTOR 1311 ROUND ROCK AVENUE ROUND ROCK, TX 78681 Account # P1947040393823	Property tax	2,250.32
Matthew Reed 8828 West Griswold Road Peoria , AZ 86345 Account # N/A	Consultant- IT	2,000.00
Kuehne+Nagel P.O.Box 894095 Los Angeles, CA 90189 Account # 6700981	Freight Shipping and Duties- USA	5,328.45
Technology Navigators P.O. Box 583 Austin, TX 78767 Account # N/A	Temporary Labor	15,735.63
Knight Janitorial 901 Waterfall Way, Ste 307 Richardson, TX 75080 Account # N/A	Janitorial services	3,254.00
SILICON VALLEY BANK P.O. BOX 7078 CROSSLANES, WV 25356 Account # 5478 5400 1011 2842	Credit card	21,723.12
US Bancorp EquipmentFinance 1450 Channel Parkway Marshall, MN 56258 Account # 600-9026590-000	Phone system rental	1,958.24
WILLIAMSON COUNTY TAX OFFICE 904 SOUTH MAIN STREET GEORGETOWN, TX 78626 Account # P468793	Property tax	1,805.20
Tianjin Lishen Battery Joint- 6 Lanyuan Road Huayuan Hi-Tech Industry Park, Tianjin 300384, PR China Account # Valence Energy	Legal fees due 7/31/2014	7,000.00
	Total	138,496.26

EXHIBIT A - Received but not Invoiced as of April 30,2013
CREDITOR’S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	Post-Petition	Pre-Petition

INTERTEK TESTING SERVICES NA, INC, 1809 10TH STREET, SUITE 400 PLANO, TX 75074 Account # 99411	Testing services	1,800.00
Evraz 200 East Randolp Dr. Suite 7800 Chicago, IL 60601 Account # N/A	Chemicals	810.00
CURRENTWAYS TECHNOLOGIES 10221 BUENA VISTA AVE SANTEE, CA 92071 Account # N/A	Tools and Equipments	2,350.00
ONLINE COMPONENTS.COM 11125 S. Eastern Ave Ste 120 Henderson, NV 89052 Account # N/A	Parts	172.55
	Total	5,132.55

General Ledger Accruals for Estimated Expenses as of April 30,2013
Ledger account	Account name	Post-Petition	Pre-Petition	Closing Balance

12012	Current portion - Deferred rent	(12,113.00)	40,056.00	27,943.00
12101	Garnishments payable	0.00	0.00	0.00
12102	Payroll clearing	208,077.70	(58,794.88)	149,282.82
12103	Accrued vacation	(21,138.11)	261,094.31	239,956.20
12105	Medical insurance payable	(434.04)	(535.96)	(970.00)
12107	401(k) payable	3,340.20	2,641.10	5,981.30
12108	Bonus payable	(127,668.32)	141,960.03	14,291.71
12109	SAR liability	0.00	0.00	0.00
12211	Extended warranty reserve	(5,481.00)	6,577.40	1,096.40
12303	Customer deposits	132,352.81	17,945.01	150,297.82
12310	Reserve for customer rebates	(23,377.00)	203,275.00	179,898.00
12706	Deferred rent	(20,953.00)	20,953.00	0.00
	Total	$132,606.24	$635,171.01

12210	Warranty Reserve	$48,267.28	$1,124,919.97	1,173,187.25

12221	Dividends Payable	$0.00	$1,168,601.14	1,168,601.14

Grand Total	$324,502.33

MOR-7

EXHIBIT B - Other Cash Receipts April 2013
Date	Subsidiary/Company	Description	Amount
Interest Earned:
4/5/2013	Silicon Valley Bank	Interest earned on CD deposit account held at Silicon Valley Bank	10.62
4/1/2013	Silicon Valley Bank	Interest paid on Silicon Valley Bank Investment account	0.02

Transfer Between Accounts:

Vendor Refund:
4/2/2013	Willis Insurance	Insurance Refund	$3,431.00

Sale of Shares
4/18/2013	Prudential	Sale of Shares owned	$32,428.89
4/2/2013	Prudential	Dividend Paid	$222.80

Foreign Exchange Adjustment
4/30/2013	Fortis Bank, Belgium	End of Month Foreign Exchange Adjustment	$29.57
			$36,122.90

MOR-7

EXHIBIT C - Other Cash Disbursements April 2013
Payments to Subsidiaries or Payments on Behalf of Subsidiaries
Date	Subsidiary/Company	Description	Amount
4/23/2013	VALENCE (SIP) - VET	Wire Transfer sent to Valence VET for purchase of finished goods	1,200,000.00
4/18/2013	Pay Check Limited	Transfer to Pay Check LTD, foreign payroll processing company for payment of foreign subsidiary (Valence Technology Cayman Islands, Inc) employee wages & taxes	60,090.07
4/9/2013	VALENCE CAYMAN INC.	Transfer to UK Subsidiary for Operational Expenses	61,440.00

Foreign Exchange Adjustment

			$1,321,530.07
Customer Payments Remitted to GemCap for Payment on Loan
Date	Subsidiary/Company	Description	Amount
4/30/2013	GemCap Lending I, LLC	Accounts Receivable payments transferred to GemCap DIP Lender	3,830,723.70
			$3,830,723.70
Cure Payments Remitted
Date	Subsidiary/Company	Description	Amount
9/17/2012	Kuehne+Nagel Logistics, NV	1st Weekly Cure Payment	10,000.00
9/25/2012	Kuehne+Nagel Logistics, NV	2nd Weekly Cure Payment	10,000.00
9/17/2012	Kuehne + Nagel, Inc.	1st Weekly Cure Payment	10,000.00
9/26/2012	Kuehne + Nagel, Inc.	2nd Weekly Cure Payment	10,000.00
		Total September Payments:	40,000.00

10/5/2012	KUEHNE & NAGEL LOGISTICS NV	3rd Weekly Cure Payment	10,000.00
10/12/2012	KUEHNE & NAGEL LOGISTICS NV	4th Weekly Cure Payment	10,000.00
10/22/2012	KUEHNE & NAGEL LOGISTICS NV	5th Weekly Cure Payment	10,000.00
10/25/2012	KUEHNE & NAGEL LOGISTICS NV	6th Weekly Cure Payment	10,000.00
10/31/2012	KUEHNE & NAGEL LOGISTICS NV	7th Weekly Cure Payment	10,000.00
10/5/2012	KUEHNE & NAGEL, INC.	3rd Weekly Cure Payment	10,000.00
10/12/2012	KUEHNE & NAGEL, INC.	4th Weekly Cure Payment	10,000.00
10/22/2012	KUEHNE & NAGEL, INC.	5th Weekly Cure Payment	10,000.00
10/25/2012	KUEHNE & NAGEL, INC.	6th Weekly Cure Payment	10,000.00
10/31/2012	KUEHNE & NAGEL, INC.	7th Weekly Cure Payment	10,000.00
		Total October Payments:	$100,000.00

11/8/2012	KUEHNE & NAGEL LOGISTICS NV	8th Weekly Cure Payment	10,000.00
11/16/2012	KUEHNE & NAGEL LOGISTICS NV	9th Weekly Cure Payment	10,000.00
11/20/2012	KUEHNE & NAGEL LOGISTICS NV	10th Weekly Cure Payment-Final	5,802.25
11/8/2012	KUEHNE & NAGEL, INC.	8th Weekly Cure Payment	10,000.00
11/16/2012	KUEHNE & NAGEL, INC.	9th Weekly Cure Payment-Final	8,928.59

11/13/2012	TIANJIN LISHEN BATTERY	1st-3rd Monthly Cure Payment	150,000.00
11/29/2012	TIANJIN LISHEN BATTERY	4th Monthly Cure Payment	50,000.00
		Total November Payments:	$244,730.84

12/31/2012	TIANJIN LISHEN BATTERY	5th Monthly Cure Payment	100,000.00
		Total December Payments:	$100,000.00

1/30/2013	TIANJIN LISHEN BATTERY	6th Monthly Cure Payment	100,000.00
		Total January Payments:	$100,000.00

2/27/2013	TIANJIN LISHEN BATTERY	7th Monthly Cure Payment	100,000.00
		Total February Payments:	$100,000.00

3/29/2013	TIANJIN LISHEN BATTERY	8th Monthly Cure Payment	150,000.00
		Total March Payments:	$150,000.00

4/29/2013	TIANJIN LISHEN BATTERY	9th Monthly Cure Payment	150,000.00
		Total April Payments:	$150,000.00

		Grand Total All Other April 2013 Cash Disbursements:	$5,302,253.77

MOR-7

EXHIBIT D - Other Reorganization Expenses April 2013
Date	Vendor	Description	Amount
4/8/2013	GemCap Lending I, LLC	Interest and Fees	38,984.47
4/22/2013	GemCap Lending I, LLC	Reimbursement to GemCap for legal fees	137.50
4/12/2013	KPMG Corporate Finance LLC	Non refundable retainer fees and expenses	17,192.00
4/12/2013	Roth Capital Partners	Non refundable retainer fees	30,000.00
			$ 86,313.97